UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 17, 2015 (February 10, 2015)

VISCOUNT SYSTEMS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-49746	88-0498181
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, Canada V5J 5K9
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (604) 327-9446

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

             On February 10, 2015, Paul Brisgone resigned as a Director of Viscount Systems, Inc. (the “Company”), and accordingly resigned as Independent Chair of the Company’s Nominating Committee and as a Member of the Company’s Audit Committee, Corporate Governance Committee and Compensation and Risk Committee. Mr. Brisgone’s resignation was not the result of any disagreement with the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2015	VISCOUNT SYSTEMS, INC.
(Registrant)

By: /s/ Dennis Raefield
Dennis Raefield, President